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                                                                  EXHIBIT 10.19


        THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL (WHICH MAY BE COMPANY COUNSEL) REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS.

                                WARRANT AGREEMENT

              To Purchase Shares of the Series D Preferred Stock of

                            FIRST VIRTUAL CORPORATION

                Dated as of April 30, 1997 (the "Effective Date")

        WHEREAS, First Virtual Corporation, a California corporation (the "Company") has entered into a Master Lease Agreement dated as of April 30, 1997, Equipment Schedule No. VL-1 dated as of April 30, 1997, and related Summary Equipment Schedules (collectively, the "Leases") with Comdisco, Inc., a Delaware corporation (the "Warrantholder"); and

        WHEREAS, the Company desires to grant to Warrantholder, in consideration for such Leases, the right to purchase shares of its Series D Preferred Stock;

        NOW, THEREFORE, in consideration of the Warrantholder executing and delivering such Leases and in consideration of mutual covenants and agreements contained herein, the Company and Warrantholder agree as follows:

1.      GRANT OF THE RIGHT TO PURCHASE PREFERRED STOCK.

        The Company hereby grants to the Warrantholder, and the Warrantholder is entitled, upon the terms and subject to the conditions hereinafter set forth, to subscribe to and purchase, from the Company, 1,562 fully paid and non-assessable shares of the Company's Series D Preferred Stock ("Preferred Stock") at a purchase price of $8.00 per share (the "Exercise Price"). If and to the extent that the Company's Series D Preferred Stock has, pursuant to the provisions of the Company's Restated Articles of Incorporation in effect at the time (the "Restated Articles"), automatically converted into the Company's Common Stock ("Common Stock"), this Warrant Agreement shall thereafter automatically entitle the Warrantholder to purchase the number of shares of common Stock into which the Series D Preferred Stock was then convertible, and references hereinafter to Preferred Stock shall be deemed, as appropriate, to thereafter mean such Common Stock. The number and purchase price of such shares are subject to adjustment as provided in Section 8 hereof.

2.      TERM OF THE WARRANT AGREEMENT

        Except as otherwise provided for herein, the term of this Warrant Agreement and the right to purchase Preferred Stock as granted herein shall commence on the Effective Date and shall be exercisable for a period of (1) seven (7) years or (ii) three (3) years from the effective date of the Company's initial public offering, whichever is longer.

3.      EXERCISE OF THE PURCHASE RIGHTS

        The purchase rights set forth in this Warrant Agreement are exercisable by the Warrantholder, in whole or in part, at any time, or from time to time, prior to the expiration of the term set forth in Section 2 above, by tendering to the Company at its principal office a notice of exercise in the form attached hereto as Exhibit I (the "Notice of Exercise"), duly completed and executed. Promptly upon receipt of the Notice of Exercise and the payment of the purchase price in accordance with the terms set forth below, and in no event later than twenty-one (21) days thereafter, the Company shall issue to the Warrantholder a certificate for the number of shares of Preferred Stock purchased and shall execute the acknowledgment of exercise in the form attached hereto as Exhibit II (the "Acknowledgment of Exercise") indicating the number of shares which remain subject to future purchases, if any.


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        The Exercise Price may be paid at the Warrantholder's election either
(i) by cash or check, or (ii) by surrender of Warrants ("Net Issuance") as determined below. If the Warrantholder elects the Net Issuance method, the Company will issue Preferred Stock in accordance with the following formula:

                      X =    Y(A-B)
                             ------
                             A

        Where:  X = the number of shares of Preferred Stock to be issued to the
                    Warrantholder.

                Y = the number of shares of Preferred Stock requested to be exercised under this Warrant Agreement.

                A = the fair market value of one (1) share of Preferred Stock.

                B = the Exercise Price.

        For purposes of the above calculation, current fair market value of Preferred Stock shall mean with respect to each share of Preferred Stock:

                (i) if the exercise is in connection with an initial public offering of the Company's Common Stock, and if the Company's Registration Statement relating to such public offering has been declared effective by the SEC, then the fair market value per share shall be the product of (x) the initial "Price to Public" specified in the final prospectus with respect to the offering and (y) the number of shares of Common Stock into which each share of Preferred Stock is convertible at the time of such exercise;

                (ii) if this Warrant is exercised after, and not in connection with the Company's initial public offering, and:

                        (a) if traded on a securities exchange, the fair market value shall be deemed to be the product of (x) the average of the closing prices over a ten (10) day period ending three days before the day the current fair market value of the securities is being determined and (y) the number of shares of Common Stock into which each share of Preferred Stock is convertible at the time of such exercise; or

                        (b) if actively traded over-the-counter, the fair market value shall be deemed to be the product of (x) the average of the closing bid and asked prices quoted on the NASDAQ system (or similar system) over the twenty-one (21) day period ending three days before the day the current fair market value of the securities is being determined and (y) the number of shares of Common Stock into which each share of Preferred Stock is convertible at the time of such exercise;

                (iii) if at any time the Common Stock is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the current fair market value of Preferred Stock shall be the product of (x) the highest price per share which the Company could obtain from a willing buyer (not a current employee or director) for shares of Common Stock sold by the Company, from authorized but unissued shares, as determined in good faith by its Board of Directors and (y) the number of shares of Common Stock into which each share of Preferred Stock is convertible at the time of such exercise, unless the Company shall become subject to a merger, acquisition or other consolidation pursuant to which the Company is not the surviving party, in which case the fair market value of Preferred Stock shall be deemed to be the value received by the holders of the Company's Preferred Stock on a common equivalent basis pursuant to such merger or acquisition.

        Upon partial exercise by either cash or Net Issuance, the Company shall promptly issue an amended Warrant Agreement representing the remaining number of shares purchasable hereunder. All other terms and conditions of such amended Warrant Agreement shall be identical to those contained herein, including, but not limited to the Effective Date hereof.


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4.      RESERVATION OF SHARES.

        (a) Authorization and Reservation of Shares. During the term of this Warrant Agreement, the Company will at all times have authorized and reserved a sufficient number of shares of its Preferred Stock to provide for the exercise of the rights to purchase Preferred Stock as provided for herein.

        (b) Registration or Listing. If any shares of Preferred Stock required to be reserved hereunder require registration with or approval of any governmental authority under any Federal or State law (other than any registration under the Securities Act of 1933, as amended ("1933 Act"), as then in effect, or any similar Federal statute then enforced, or any state securities law, required by reason of any transfer involved in such conversion), or listing on any domestic securities exchange, before such shares may be issued upon conversion, the Company will, at its expense and as expeditiously as possible, use its best efforts to cause such shares to be duly registered, listed or approved for listing on such domestic securities exchange, as the case may. be.

5.      NO FRACTIONAL SHARES OR SCRIP.

        No fractonal shares or scrip representing fractional shares shall be issued upon the exercise of the Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Exercise Price then in effect.

6.      NO RIGHTS AS SHAREHOLDER.

        This Warrant Agreement does not entitle the Warrantholder to any voting rights or other rights as a shareholder of the Company prior to the exercise of the Warrant.

7.      WARRANTHOLDER REGISTRY.

        The Company shall maintain a registry showing the name and address of the registered holder of this Warrant Agreement.

8.      ADJUSTMENT RIGHTS.

        The purchase price per share and the number of shares of Preferred Stock purchasable hereunder are subject to adjustment, as follows:

        (a) Merger and Sale of Assets. If at any time there shall be a capital reorganization of the shares of the Company's stock (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein) or within the provisions of the Restated Articles covering the Series D Preferred Stock itself, or a merger or consolidation of the Company with or into another corporation whether or not the Company is the surviving corporation, or the sale of all or substantially all of the Company's properties and assets to any other person (hereinafter referred to as a "Merger Event"), then, as a part of such Merger Event, lawful provision shall be made so that the Warrantholder shall thereafter be entitled to receive, upon exercise of the Warrant, the number of shares of preferred stock or other securities of the successor corporation resulting from such Merger Event, equivalent in value to that which would have been issuable if Warrantholder had exercised this Warrant immediately prior to the Merger Event. In any such case, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant Agreement with respect to the rights and interest of the Warrantholder after the Merger Event to the end that the provisions of this Warrant Agreement (including adjustments of the Exercise Price and number of shares of Preferred Stock purchasable) shall be applicable to the greatest extent possible.

        (b) Reclassification of Shares. If the Company at any time shall, by, combination, reclassification, exchange or subdivision of securities or otherwise, change any of the securities as to which purchase rights under this Warrant Agreement exist into the same or a different number of securities of any other class or classes, this Warrant Agreement shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant Agreement immediately prior to such combination, reclassification, exchange, subdivision or other change.

        (c) Subdivision or Combination of Shares. If the Company at any time shall combine or subdivide its Preferred Stock, the Exercise Price shall be proportionately decreased in the case of a subdivision, or proportionately increased in the case of a combination.


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        (d)     Stock Dividends. If the Company at any time shall pay a dividend payable in, or make any other distribution (except any distribution specifically provided for in the foregoing subsections (a) or (b)) of the Company's stock or within the provisions of the Restated Articles covering the Series D Preferred Stock itself, then the Exercise Price shall be adjusted, from and after the record date of such dividend or distribution, to that price determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction (i) the numerator of which shall be the total number of all shares of the Company's stock outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of all shares of the Company's stock outstanding immediately after such dividend or distribution. The Warrantholder shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares of Preferred Stock (calculated to the nearest whole share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Preferred Stock issuable upon the exercise hereof immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

        (e) Right to Purchase Additional Stock. If, the Warrantholder's total cost of equipment leased pursuant to the Leases exceeds $250,000, Warrantholder shall have the right to purchase from the Company, at the Exercise Price (adjusted as set forth herein), an additional number of shares of Preferred Stock, which number shall be determined by (i) multiplying the amount by which the Warrantholder's total equipment cost exceeds $250,000 by 5%, and
(ii) dividing the product thereof by the Exercise Price per share referenced above.

        (f) Antidilution Rights. Additional antidilution rights applicable to the Preferred Stock purchasable hereunder are as set forth in the Restated Articles. The Company shall promptly provide the Warrantholder with any restatement, amendment, modification or waiver of the Restated Articles.

        (g) Notice of Adjustments. If: (i) the Company shall declare any dividend or distribution upon its stock, whether in cash, property, stock or other securities; (ii) the Company shall offer for subscription prorata to the holders of any class of its Preferred or other convertible stock any additional shares of stock of any class or other rights; (iii) there shall be any Merger Event; (iv) there shall be an initial public offering; or (v) there shall be any voluntary dissolution, liquidation or winding up of the Company; then, in connection with each such event, the Company shall send to the Warrantholder:
(A) at least twenty (20) days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution, subscription rights (specifying the date on which the holders of Preferred Stock shall be entitled thereto) or for determining rights to vote in respect of such Merger Event, dissolution, liquidation or winding up; (B) in the case of any such Merger Event, dissolution, liquidation or winding up, at least twenty (20) days' prior written notice of the date when the same shall take place (and specifying the date on which the holders of Preferred Stock shall be entitled to exchange their Preferred Stock for securities or other property deliverable upon such Merger Event, dissolution, liquidation or winding up); and
(C) in the case of a public offering, the Company shall give the Warrantholder at least twenty (20) days written notice prior to the effective date thereof.

        Each such written notice shall set forth, in reasonable detail, (i) the event requiring the adjustment, (ii) the amount of the adjustment, (iii) the method by which such adjustment was calculated, (iv) the Exercise Price, and (v) the number of shares subject to purchase hereunder after giving effect to such adjustment, and shall be given by first class mail, postage prepaid, addressed to the Warrantholder, at the address as shown on the books of the Company.

        (g) Timely Notice. The Company shall provide notice to the Warrantholder of the events specified in this Section 8, which notice shall be in advance of the event as to which Warrantholder's rights would be prejudiced without such advance notice. Failure to timely provide such notice required by subsection (f) above shall entitle Warrantholder to retain the benefit of the applicable notice period notwithstanding anything to the contrary contained in any insufficient notice received by Warrantholder. The notice period shall begin on the date Warrantholder actually receives a written notice containing all the information specified above.

9.      REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.

        (a) Reservation of Preferred Stock. The company shall, within 30 days of the date of execution of this Warrant Agreement, cause the Preferred Stock issuable upon exercise of the Warrantholder's rights have been duly and validly reserved and, when issued in accordance with the provisions of this Warrant Agreement, such Preferred Stock will be validly issued, fully paid and non-assessable, and will be free of any taxes, liens, charges or encumbrances of any nature whatsoever; provided, however, that the Preferred Stock issuable pursuant to this Warrant Agreement may be subject to restrictions on transfer under state and/or Federal securities laws. The Company has made available to the Warrantholder true, correct and complete copies of its Restated Articles and the Company's Bylaws, as amended. The issuance of certificates for shares of Preferred Stock upon exercise of the Warrant Agreement shall be made


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the Warrantholder true, correct and complete copies of its Restated Articles and the Company's Bylaws, as amended. The issuance of certificates for shares of Preferred Stock upon exercise of the Warrant Agreement shall be made without charge to the Warrantholder for any issuance tax in respect thereof, or other cost incurred by the Company in connection with such exercise and the related issuance of shares of Preferred Stock. The Company shall not be required to pay any tax which may be payable in respect of any transfer involved and the issuance and delivery of any certificate in a name other than that of the Warrantholder.

        (b) Due Authority. Subject to approval by the Company's shareholders of an amendment to its Restated Articles to authorize more shares of Series D Preferred Stock and approval by the prior purchasers of Series D Preferred Stock of the issuance and sale of more shares of Series D Preferred Stock, the execution and delivery by the Company of this Warrant Agreement and the performance of all obligations of the Company hereunder, including the issuance to Warrantholder of the right to acquire the shares of Preferred Stock, have been duly authorized by all necessary corporate action on the part of the Company and, subject to the aforementioned shareholder approvals, this Warrant Agreement is not inconsistent with the Company's Restated Articles or the Company's Bylaws, do not contravene any law or governmental rule, regulation or order applicable to it, do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument to which it is a party or by which it is bound, and this Warrant Agreement constitutes a legal, valid and binding agreement of the Company, enforceable in accordance with its terms.

        (c) Consents and Approvals. No consent or approval of, giving of note to, registration with, or taking of any other action in respect of any state, Federal or other governmental authority or agency is required with respect to the execution, delivery and performance by the Company of its obligations under this Warrant Agreement, except for the filing of notices pursuant to Regulation D under the 1933 Act and any filing required by applicable state securities law, which filings will be effective by the time required thereby.

        (d) Issued Securities. All issued and outstanding shares of Common Stock, Preferred Stock or any other securities of the Company have been duly authorized and validly issued and are fully paid and nonassessable. All outstanding shares of Common Stock, Preferred Stock and any other securities were issued in full compliance with all Federal and state securities laws. In addition, the authorized capital of the Company consists of:

                (i) Preferred Stock. 10,000,000 shares of preferred stock, no par value, of which 4,000,000 shares have been designated Series A Preferred Stock, all of which are issued and outstanding; 2,200,000 shares have been designated Series B Preferred Stock, all of which are issued and outstanding; 1,375,000 shares have been designated Series C Preferred Stock, 1,320,606 of which are issued and outstanding and 187,500 shares of Series D Preferred Stock, of which ______ are issued and outstanding. The rights, privileges and preferences of the Series A, Series B, Series C and Series D Preferred Stock are as stated in the Restated Articles.

                (ii) Common Stock. 30,000,000 shares of Common Stock no par value, of which 4,781,636 shares are issued and outstanding.

                (iii) There are no outstanding options, warrants, rights (including conversion or preemptive rights or similar rights), or agreements for the purchase or acquisition from the Company of any shares of its capital stock except for (a) the conversion privileges of the Series A, Series B, Series C and Series D Preferred Stock; (b) outstanding options to purchase 1,249,642 shares of the Company's Common Stock pursuant to its 1996 Stock Option Plan and 1996 Stock Option Plan No. 2 (the "Option Plans"); and (c) a warrant to purchase 18,750 shares of Series D Preferred Stock. The Company has reserved an aggregate of 1,380,000 shares of its Common Stock for issuance under the Option Plans. The Company has also reserved 3,295,000 shares of its Common Stock for purchases under the Purchase Plan, of which 3,294,857 shares have been issued and are outstanding on the date hereof, and 125,000 shares of its Series C Preferred Stock for issuance under its 1996 Employee Stock Purchase Bonus Plan (the "Bonus Plan"), of which 87,572 shares have been issued on the date hereof.

                (iv) Within 30 days of the date of execution of this Warrant Agreement the Company will amend the Restated Articles to increase the number of designated shares of Series D Preferred Stock to not less than 687,500 shares.


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                (v)     In accordance with the Restated Articles, no shareholder
        of the Company has preemptive rights to purchase new issuances of the Company's capital stock.

        (e) Insurance. The Company has in full force and effect insurance policies, with extended coverage, insuring the Company and its property and business against such losses and risks, and in such amounts, as are customary for corporations engaged in a similar business and similarly situated and as otherwise may be required pursuant to the terms of any other contract or agreement.

        (f) Exempt Transaction. Subject to the accuracy of the Warrantholder's representations in Section 10 hereof, the issuance of the Preferred Stock upon exercise of this Warrant will constitute a transaction exempt from (i) the registration requirements of Section 5 of the 1933 Act, in reliance upon Section 4(2) thereof, and (ii) the qualification requirements of the applicable state securities laws.

        (g) Compliance with Rule 144. After completion of any initial public offering of the Company's stock, at the written request of the Warrantholder, who proposes to sell Preferred Stock issuable upon the exercise of the Warrant in compliance with Rule 144 promulgated by the Securities and Exchange Commission, the Company shall furnish to the Warrantholder, within ten days after receipt of such request, a written statement confirming the Company's compliance with the filing requirements of the Securities and Exchange Commission as set forth in such Rule, as such Rule may be amended from time to time.

10.     REPRESENTATIONS AND COVENANTS OF THE WARRANTHOLDER

        This Warrant Agreement has been entered into by the Company in reliance upon the following representations and covenants of the Warrantholder:

        (a) Investment Purpose. This Warrant and the Preferred Stock issuable upon exercise of the Warrantholder's rights contained herein will be acquired for investment and not with a view to the sale or distribution of any part thereof, and the Warrantholder has no present intention of selling or engaging in any public distribution of the same except pursuant to a registration or exemption.

        (b) Private Issue. The Warrantholder understands (i) that the Preferred Stock issuable upon exercise of this Warrant is not registered under the 1933 Act or qualified under applicable state securities laws on the ground that the issuance contemplated by this Warrant Agreement will be exempt from the registration and qualifications requirements thereof, and (ii) that the Company's reliance on such exemption is predicated on the representations set forth in this Section 10.

        (c) Disposition of Warrantholder's Rights. In no event will the Warrantholder make a disposition of any of its rights to acquire Preferred Stock or Preferred Stock issuable upon exercise of such rights unless and until (i) it shall have notified the Company of the proposed disposition, and (ii) if requested by the Company, it shall have furnished the Company with an opinion of counsel (which counsel may either be inside or outside counsel to the Warrantholder) satisfactory to the Company and its counsel to the effect that
(A) appropriate action necessary for compliance with the 1933 Act has been taken, or (B) an exemption from the registration requirements of the 1933 Act is available. Notwithstanding the foregoing, the restrictions imposed upon the transferability of any of its rights to acquire Preferred Stock or Preferred Stock issuable on the exercise of such rights do not apply to transfers from the beneficial owner of any of the aforementioned securities to its nominee or from such nominee to its beneficial owner, and shall terminate as to any particular share of Preferred Stock when (1) such security shall have been effectively registered under the 1933 Act and sold by the holder thereof in accordance with such registration or (2) such security shall have been sold without registration in compliance with Rule 144 under the 1933 Act, or (3) a letter shall have been issued to the Warrantholder at its request by the staff of the Securities and Exchange Commission or a ruling shall have been issued to the Warrantholder at its request by such Commission stating that no action shall be recommended by such staff or taken by such Commission, as the case may be, if such security is transferred without registration under the 1933 Act in accordance with the conditions set forth in such letter or ruling and such letter or ruling specifies that no subsequent restrictions on transfer are required. Whenever the restrictions imposed hereunder shall terminate, as hereinabove provided, the Warrantholder or holder of a share of Preferred Stock then outstanding as to which such restrictions have terminated shall be entitled to receive from the Company, without expense to such holder, one or more new certificates for this Warrant or for such shares of Preferred Stock not bearing any restrictive legend.

        (d) Financial Risk The Warrantholder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment, and has the ability to bear the economic risks of its investment.


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        (e)     Risk of No Registration. The Warrantholder understands that if the Company does not register with the Securities and Exchange Commission pursuant to Section 12 of the 1934 Act (the "1934 Act"), or file reports pursuant to Section 15(d), of the 1934 Act", or if a registration statement covering the securities under the 1933 Act is not in effect when it desires to sell (i) the rights to purchase Preferred Stock pursuant to this Warrant Agreement, or (ii) the Preferred Stock issuable upon exercise of the right to purchase, it may be required to hold such securities for an indefinite period. The Warrantholder also understands that any sale of its rights of the Warrantholder to purchase Preferred Stock or Preferred Stock which might be made by it in reliance upon Rule 144 under the 1933 Act may be made only in accordance with the terms and conditions of that Rule.

        (f) Accredited Investor. Warrantholder is an "accredited investor" within the meaning of the Securities and Exchange Rule 501 of Regulation D, as presently in effect.

II.     TRANSFERS.

        Subject to the terms and conditions contained in Section 10 hereof, this Warrant Agreement and all rights hereunder are transferable in whole or in part by the Warrantholder and any successor transferee, provided, however, in no event shall the number of transfers of the rights and interests in all of the Warrants exceed three (3) transfers. The transfer shall be recorded on the books of the Company upon receipt by the Company of a notice of transfer in the form attached hereto as Exhibit III (the "Transfer Notice"), at its principal offices and the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer.

12.     MISCELLANEOUS

        (a) Effective Date. The provisions of this Warrant Agreement shall be construed and shall be given effect in all respects as if it had been executed and delivered by the Company on the date hereof. This Warrant Agreement shall be binding upon any successors or assigns of the Company.

        (b) Attorney's Fees. In any litigation, arbitration or court proceeding between the Company and the Warrantholder relating hereto, the prevailing party shall be entitled to attorneys' fees and expenses and all costs of proceedings incurred in enforcing this Warrant Agreement.

        (c) Governing Law. This Warrant Agreement shall be governed by and construed for all purposes under and in accordance with the laws of the State of Illinois.

        (d) Counterparts. This Warrant Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        (e) Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, facsimile transmission (provided that the original is sent by personal delivery or mail as hereinafter set forth) or seven (7) days after deposit in the United States mail, by registered or certified mail, addressed (i) to the Warrantholder at 6111 North River Road, Rosemont, Illinois 60018, Attention: James Labe, Venture Group, cc: Legal Department, Attention: General Counsel, (and/or, if by facsimile, (847) 518-5465 and (847)(518-5088) and (ii) to the Company at 3393
Octavius Drive, Suite 102, Santa Clara, CA 95054, Attention: James D. Mitchell (and/or if by facsimile, (408)(988-7077) or at such other address as any such party may subsequently designate by written notice to the other party.

        (f) Remedies. In the event of any default hereunder, the non-defaulting party may proceed to protect and enforce its rights either by suit in equity and/or by action at law, including but not limited to an action for damages as a result of any such default, and/or an action for specific performance for any default where Warrantholder will not have an adequate remedy at law and where damages will not be readily ascertainable. The Company expressly agrees that it shall not oppose an application by the Warrantholder or any other person entitled to the benefit of this Agreement requiring specific performance of any or all provisions hereof or enjoining the Company from continuing to commit any such breach of this Agreement.

        (g) No Impairment of Rights. The Company will not, by amendment of its Charter or through any other means, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Warrantholder against impairment.


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        (h)     Survival. The representations, warranties, covenants and
conditions of the respective parties contained herein or made pursuant to this Warrant Agreement shall survive the execution and delivery of this Warrant Agreement.

        (i) Severability. In the event any one or more of the provisions of this Warrant Agreement shall for any reason be held invalid, illegal or unenforceable, the remaining provisions of this Warrant Agreement shall be unimpaired, and the invalid, illegal or unenforceable provision shall be replaced by a mutually acceptable valid, legal and enforceable provision, which comes closest to the intention of the parries underlying the invalid, illegal or unenforceable provision.

        (j) Amendments. Any provision of this Warrant Agreement may be amended by a written instrument signed by the Company and by the Warrantholder.

        (k) Additional Documents. The Company, upon execution of this Warrant Agreement, shall provide the Warrantholder with certified resolutions with respect to the representations, warranties and covenants set forth in subparagraphs (a) through (d), (f) and (g) of Section 9 above. The Company shall also supply such other documents as the Warrantholder may from time to time reasonably request.

        IN WITNESS WHEREOF, the parties hereto have caused this Warrant Agreement to be executed by its officers thereunto duly authorized as of the Effective Date.

                                       Company: FIRST VIRTUAL CORPORATION

                                       By:/s/ J.O. Mitchell

                                       Title: COO/CFO

                                       Warrantholder COMDISCO, INC.

                                       By: /s/ James P. Labe

                                       Title: JAMES P. LABE PRESIDENT
                                               COMDISCO VENTURES DIVISION

                                    EXHIBIT I

                               NOTICE OF EXERCISE

To:


(1) The undersigned Warrantholder hereby elects to purchase _______ shares of the Series D Preferred Stock of First Virtual Corporation, pursuant to the terms of the Warrant Agreement dated the 30th day of April, 1997 (the "Warrant Agreement") between First Virtual Corporation and the Warrantholder, and tenders herewith payment of the purchase price for such shares in full, together with all applicable transfer taxes, if any.

(2) In exercising its rights to purchase the Series D Preferred Stock of _____________________ , the undersigned hereby confirms and acknowledges the investment representations and warranties made in Section 10 of the Warrant Agreement.

(3) Please issue a certificate or certificates representing said shares of Series D Preferred Stock in the name of the undersigned or in such other name as is specified below.



_______________________________________
(Name)


_______________________________________
(Address)

Warrantholder: COMDISCO, INC.

By:____________________________________

Title:_________________________________

Date:__________________________________

                                   EXHIBIT II

                           ACKNOWLEDGMENT OF EXERCISE



        The undersigned ______________________________ hereby acknowledge receipt of the "Notice of Exercise" from Comdisco, Inc., to purchase ____________ shares of the Series D Preferred Stock of First Virtual Corporation, pursuant to the terms of the Warrant Agreement, and further acknowledges that __________ shares remain subject to purchase under the terms of the Warrant Agreement.


                                       Company:

                                       By:____________________________________

                                       Title:_________________________________

                                       Date:__________________________________

                                   EXHIBIT III


                                 TRANSFER NOTICE


        (To transfer or assign the foregoing Warrant Agreement execute this form and supply required information. Do not use this form to purchase shares.)

        FOR VALUE RECEIVED, the foregoing Warrant Agreement and all rights evidenced thereby are hereby transferred and assigned to


_______________________________________
(Please Print)

whose address is _______________________________________________________

________________________________________________________________________



                             Dated:________________________________


                             Holder's Signature:___________________

                             Holder's Address:_____________________




Signature Guaranteed:______________________________________________


        NOTE: The signature to this Transfer Notice must correspond with the name as it appears on the face of the Warrant Agreement, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant Agreement.

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL (WHICH MAY BE COMPANY COUNSEL) REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS.

                                WARRANT AGREEMENT

              To Purchase Shares of the Series D Preferred Stock of

                            FIRST VIRTUAL CORPORATION

                Dated as of April 30, 1997 (the "Effective Date")

        WHEREAS, First Virtual Corporation, a California corporation (the "Company") has entered into a Subordinated Loan and Security Agreement dated as of April 30, 1997, (the "Loan") , with Comdisco, Inc., a Delaware corporation (the "Warrantholder"); and

        WHEREAS, the Company desires to grant to Warrantholder, in consideration for such Loan, the right to purchase shares of its Series D Preferred Stock;

        NOW, THEREFORE, in consideration of the Warrantholder executing and delivering such Loan and in consideration of mutual covenants and agreements contained herein, the Company and Warrantholder agree as follows:

1.      GRANT OF THE RIGHT TO PURCHASE PREFERRED STOCK.

        The Company hereby grants to the Warrantholder, and the Warrantholder is entitled, upon the terms and subject to the conditions hereinafter set forth, to subscribe to and purchase, from the Company, 20,312 fully paid and non-assessable shares of the Company's Series D Preferred Stock ("Preferred Stock") at a purchase price of $8.00 per share (the "Exercise Price"). If and to the extent that the Company's Series D Preferred Stock has, pursuant to the provisions of the Company's Restated Articles of Incorporation in effect at the time (the "Restated Articles"), automatically converted into the Company's Common Stock ("Common Stock"), this Warrant Agreement shall thereafter automatically entitle the Warrantholder to purchase the number of shares of Common Stock into which the Series D Preferred Stock was then convertible, and references hereinafter to Preferred Stock shall be deemed, as appropriate, to thereafter mean such Common Stock. The number and purchase price of such shares are subject to adjustment as provided in Section 8 hereof.

2.      TERM OF THE WARRANT AGREEMENT.

        Except as otherwise provided for herein, the term of this Warrant Agreement and the right to purchase Preferred Stock as granted herein shall commence on the Effective Date and shall be exercisable for a period of (i) seven (7) years or (ii) three (3) years from the effective date of the Company's initial public offering, whichever is longer.

3.      EXERCISE OF THE PURCHASE RIGHTS.

        The purchase rights set forth in this Warrant Agreement are exercisable by the Warrantholder, in whole or in part, at any time, or from time to time, prior to the expiration of the term set forth in Section 2 above, by tendering to the Company at its principal office a notice of exercise in the form attached hereto as Exhibit I (the "Notice of Exercise"), duly completed and executed. Promptly upon receipt of the Notice of Exercise and the payment of the purchase price in accordance with the terms set forth below, and in no event later than twenty-one (21) days thereafter, the Company shall issue to the Warrantholder a certificate for the number of shares of Preferred Stock purchased and shall execute the acknowledgment of exercise in the form attached hereto as Exhibit II (the "Acknowledgment of Exercise") indicating the number of shares which remain subject to future purchases, if any.

        The Exercise Price may be paid at the Warrantholder's election either
(i) by cash or check, or (ii) by surrender of Warrants ("Net Issuance") as determined below. If the Warrantholder elects the Net Issuance method, the Company will issue Preferred Stock in accordance with the following formula:

                      X=     Y(A-B)
                             ------
                               A


        Where: X = the number of shares of Preferred Stock to be issued to the
                   Warrantholder.

               Y = the number of shares of Preferred Stock requested to be exercised under this Warrant Agreement.

               A = the fair market value of one (1) share of Preferred Stock.

               B = the Exercise Price.

        For purposes of the above calculation, current fair market value of Preferred Stock shall mean with respect to each share of Preferred Stock:

                (i) if the exercise is in connection with an initial public offering of the Company's Common Stock, and if the Company's Registration Statement relating to such public offering has been declared effective by the SEC, then the fair market value per share shall be the product of (x) the initial "Price to Public" specified in the final prospectus with respect to the offering and (y) the number of shares of Common Stock into which each share of Preferred Stock is convertible at the time of such exercise;

                (ii) if this Warrant is exercised after, and not in connection with the Company's initial public offering, and:


                        (a) if traded on a securities exchange, the fair market value shall be deemed to be the product of (x) the average of the closing prices over a ten (10) day period ending three days before the day the current fair market value of the securities is being determined and (y) the number of shares of Common Stock into which each share of Preferred Stock is convertible at the time of such exercise; or

                        (b) if actively traded over-the-counter, the fair market value shall be deemed to be the product of (x) the average of the closing bid and asked prices quoted on the NASDAQ system (or similar system) over the twenty-one (21) day period ending three days before the day the current fair market value of the securities is being determined and (y) the number of shares of Common Stock into which each share of Preferred Stock is convertible at the time of such exercise;

                (iii) if at any time the Common Stock is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the current fair market value of Preferred Stock shall be the product of (x) the highest price per share which the Company could obtain from a willing buyer (not a current employee or director) for shares of Common Stock sold by the Company, from authorized but unissued shares, as determined in good faith by its Board of Directors and (y) the number of shares of Common Stock into which each share of Preferred Stock is convertible at the time of such exercise, unless the Company shall become subject to a merger, acquisition or other consolidation pursuant to which the Company is not the surviving party, in which case the fair market value of Preferred Stock shall be deemed to be the value received by the holders of the Company's Preferred Stock on a common equivalent basis pursuant to such merger or acquisition.

        Upon partial exercise by either cash or Net Issuance, the Company shall promptly issue an amended Warrant Agreement representing the remaining number of shares purchasable hereunder. All other terms and conditions of such amended Warrant Agreement shall be identical to those contained herein, including, but not limited to the Effective Date hereof.

4.      RESERVATION OF SHARES.

        (a) Authorization and Reservation of Shares. Within 30 days after the execution of this Warrant Agreement and thereafter, during the term of this Warrant Agreement, the Company will at all times have authorized and reserved a sufficient number of shares of its Preferred Stock to provide for the exercise of the rights to purchase Preferred Stock as provided for herein.

        (b) Registration or Listing. If any shares of Preferred Stock required to be reserved hereunder require registration with or approval of any governmental authority under any Federal or State law (other than any registration under the Securities Act of 1933, as amended ("1933 Act"), as then in effect, or any similar Federal statute then enforced, or any state securities law, required by reason of any transfer involved in such conversion), or listing on any domestic securities exchange, before such shares may be issued upon conversion, the Company will, at its expense and as expeditiously as possible, use its best efforts to cause such shares to be duly registered, listed or approved for listing on such domestic securities exchange, as the case may be.

5.      NO FRACTIONAL SHARES OR SCRIP.

        No fractional shares or scrip representing fractional shares shall be issued upon the exercise of the Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Exercise Price then in effect.

6.      NO RIGHTS AS SHAREHOLDER.

        This Warrant Agreement does not entitle the Warrantholder to any voting rights or other rights as a shareholder of the Company prior to the exercise of the Warrant.

7.      WARRANTHOLDER REGISTRY.

        The Company shall maintain a registry showing the name and address of the registered holder of this Warrant Agreement.

8.      ADJUSTMENT RIGHTS.

        The purchase price per share and the number of shares of Preferred Stock purchasable hereunder are subject to adjustment, as follows:

        (a) Merger and Sale of Assets. If at any time there shall be a capital reorganization of the shares of the Company's stock (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein) or within the provisions of the Restated Articles covering the Series D Preferred Stock itself, or a merger or consolidation of the Company with or into another corporation whether or not the Company is the surviving corporation, or the sale of all or substantially all of the Company's properties and assets to any other person (hereinafter referred to as a "Merger Event"), then, as a part of such Merger Event, lawful provision shall be made so that the Warrantholder shall thereafter be entitled to receive, upon exercise of the Warrant, the number of shares of preferred stock or other securities of the successor corporation resulting from such Merger Event, equivalent in value to that which would have been issuable if Warrantholder had exercised this Warrant immediately prior to the Merger Event. In any such case, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant Agreement with respect to the rights and interest of the Warrantholder after the Merger Event to the end that the provisions of this Warrant Agreement (including adjustments of the Exercise Price and number of shares of Preferred Stock purchasable) shall be applicable to the greatest extent possible.

        (b) Reclassification of Shares. If the Company at any time shall, by combination, reclassification, exchange or subdivision of securities or otherwise, change any of the securities as to which purchase rights under this Warrant Agreement exist into the same or a different number of securities of any other class or classes, this Warrant Agreement shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant Agreement immediately prior to such combination, reclassification, exchange, subdivision or other change.

        (c) Subdivision or Combination of Shares. If the Company at any time shall combine or subdivide its Preferred Stock, the Exercise Price shall be proportionately decreased in the case of a subdivision, or proportionately increased in the case of a combination.

        (d) Stock Dividends. If the Company at any time shall pay a dividend payable in, or make any other distribution (except any distribution specifically provided for in the foregoing subsections (a) or (b) of the Company's stock or within the provisions of the Restated Articles covering the Series D Preferred Stock itself, then the Exercise Price shall be adjusted, from and after the record date of such dividend or distribution, to that price determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction (i) the denominator of which shall be the total number of all shares of the Company's stock outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of all shares of the Company's stock outstanding immediately after such dividend or distribution. The Warrantholder shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares of Preferred Stock (calculated to the nearest whole share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Preferred Stock issuable upon the exercise hereof immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

        (e) Right to Purchase Additional Stock. If, the Company has not repaid the Loan in its entirety by the end of the 36th month, Warrantholder shall have the right to purchase from the Company, at the Exercise Price (adjusted as set forth herein), an additional number of shares of Preferred Stock, which number shall be determined by (i) multiplying the then outstanding principal amount of the Loan by 1% for each additional month that the Loan remains unpaid.

        (f) Antidilution Rights. Additional antidilution rights applicable to the Preferred Stock purchasable hereunder are as set forth in the Restated Articles.). The Company shall promptly provide the Warrantholder with any restatement, amendment, modification or waiver of the Restated Articles.

        (g) Notice of Adjustments. If: (i) the Company shall declare any dividend or distribution upon its stock, whether in cash, property, stock or other securities: (ii) the Company shall offer for subscription prorata to the holders of any class of its Preferred or other convertible stock any additional shares of stock of any class or other rights; (iii) there shall be any Merger Event; (iv) there shall be an initial public offering; or (v) there shall be any voluntary dissolution, liquidation or winding up of the Company; then, in connection with each such event, the Company shall send to the Warrantholder:
(A) at least twenty (20) days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution, subscription rights (specifying the date on which the holders of Preferred Stock shall be entitled thereto) or for determining rights to vote in respect of such Merger Event, dissolution, liquidation or winding up; (B) in the case of any such Merger Event, dissolution, liquidation or winding up, at least twenty (20) days' prior written notice of the date when the same shall take place (and specifying the date on which the holders of Preferred Stock shall be entitled to exchange their Preferred Stock for securities or other property deliverable upon such Merger Event, dissolution, liquidation or winding up); and
(C) in the case of a public offering, the Company shall give the Warrantholder at least twenty (20) days written notice prior to the effective date thereof.

        Each such written notice shall set forth, in reasonable detail, (i) the event requiring the adjustment, (ii) the amount of the adjustment, (iii) the method by which such adjustment was calculated, (iv) the Exercise Price, and (v) the number of shares subject to purchase hereunder after giving effect to such adjustment, and shall be given by first class mail, postage prepaid, addressed to the Warrantholder, at the address as shown on the books of the Company.

        (g) Timely Notice. The Company shall provide notice to the Warrantholder of the events specified in this Section 8, which notice shall be in advance of the event as to which Warrantholder's rights would be prejudiced without such advance notice. Failure to timely provide such notice required by subsection (f) above shall entitle Warrantholder to retain the benefit of the applicable notice period notwithstanding anything to the contrary contained in any insufficient notice received by Warrantholder. The notice period shall begin on the date Warrantholder actually receives a written notice containing all the information specified above.

9.      REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.

        (a) Reservation of Preferred Stock. The Company shall, within 30 days of the date of execution of this Warrant Agreement, cause the Preferred Stock issuable upon exercise of the Warrantholder's rights have been duly and validly reserved and, when issued in accordance with the provisions of this Warrant Agreement, such Preferred Stock will be validly issued, fully paid and non-assessable, and will be free of any taxes, liens, charges or encumbrances of any nature whatsoever; provided, however, that the Preferred Stock issuable pursuant to this Warrant Agreement may be subject to restrictions on transfer under state and/or Federal securities laws. The Company has made available to the Warrantholder true, correct and complete copies of its Restated Articles and the Company's Bylaws, as amended. The issuance of certificates for shares of Preferred Stock upon exercise of the Warrant Agreement shall be made without charge to the Warrantholder for any issuance tax in respect thereof, or other cost incurred by the Company in connection with such exercise and the related issuance of shares of Preferred Stock. The Company shall not be required to pay any tax which may be payable in respect of any transfer involved and the issuance and delivery of any certificate in a name other than that of the Warrantholder.

        (b) Due Authority. Subject to approval by the Company's shareholders of an amendment to its Restated Articles to authorize more shares of Series D Preferred Stock and approval by the prior purchasers of Series D Preferred Stock of the issuance and sale of more shares of Series D Preferred Stock, the execution and delivery by the Company of this Warrant Agreement and the performance of all obligations of the Company hereunder, including the issuance to Warrantholder of the right to acquire the shares of Preferred Stock, have been duly authorized by all necessary corporate action on the part of the Company and, subject to the aforementioned shareholder approvals, this Warrant Agreement is not inconsistent with the Company's Restated Articles or the Company's Bylaws, do not contravene any law or governmental rule, regulation or order applicable to it, do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument to which it is a party or by which it is bound, and this Warrant Agreement constitutes a legal, valid and binding agreement of the Company, enforceable in accordance with its terms.

        (c) Consents and Approvals. No consent or approval of, giving of notice to, registration with, or taking of any other action in respect of any state, Federal or other governmental authority or agency is required with respect to the execution, delivery and performance by the Company of its obligations under this Warrant Agreement, except for the filing of notices pursuant to Regulation D under the 1933 Act and any filing required by applicable state securities law, which filings will be effective by the time required thereby.

        (d) Issued Securities. All issued and outstanding shares of Common Stock, Preferred Stock or any other securities of the Company have been duly authorized and validly issued and are fully paid and nonassessable. All outstanding shares of Common Stock, Preferred Stock and any other securities were issued in full compliance with all Federal and state securities laws. In addition, the authorized capital of the Company consists of:

                (i) Preferred Stock. 10,000,000 shams of preferred stock, no par value, of which 4,000,000 shares have been designated Series A Preferred Stock, all of which are issued and outstanding; 2,200,000 shares have been designated Series B Preferred Stock, all of which are issued and outstanding; 1,375,000 shares have been designated Series C Preferred Stock, 1,320,606 of which are issued and outstanding and 187,500 shares of Series D Preferred Stock, of which_________ are issued and outstanding. The rights, privileges and preferences of the Series A, Series B, Series C and Series D Preferred Stock are as stated in the Restated Articles.

                (ii) Common Stock. 30,000,000 shams of Common Stock no par value, of which 4,933,153 shares are issued and outstanding.

                (iii) There are no outstanding options, warrants, rights (including conversion or preemptive rights or similar rights), or agreements for the purchase or acquisition from the Company of any shares of its capital stock except for (a) the conversion privileges of the Series A, Series B, Series C and Series D Preferred Stock; (b) outstanding options to purchase 544,998 shares of the Company's Common Stock pursuant to its 1996 Stock Option Plan and 1996 Stock Option Plan No. 2 (the "Option Plans"); and (c) a grant of 333 shares of the Company's Common Stock which the Company's Board of Directors has approved for issuance, under the Company's 1993 Employee, Consultant and Director Stock Purchase Plan (the "Purchase Plan"), to a consultant to the Company upon the performance of services which have not yet been performed, and (d) a warrant to purchase 18,750 shares of Series D Preferred Stock. The Company has reserved an aggregate of 1,175,000 shares of its Common Stock for issuance under the Option Plans. The Company has also reserved 3,500,000 shares of its Common Stock for purchases under the Purchase Plan, of which 3,433,153 shares have been issued and are outstanding on the date hereof, and 125,000 shares of its Series C Preferred Stock for issuance under its 1996 Employee Stock Purchase Bonus Plan (the "Bonus Plan"), of which 70,606 shares have been issued on the date hereof.

              [Note - outstanding share numbers need to be updated]

                (iv) Within 30 days of the date of execution of this Warrant Agreement the Company will amend the Restated Articles to increase the number of designated shares of Series D Preferred Stock to not less than________ shares.

                (v) In accordance with the Restated Article's no shareholder of the Company has preemptive rights to purchase new issuances of the Company's capital stock.

        (e) Insurance. The Company has in full force and effect insurance policies, with extended coverage, insuring the Company and its property and business against such losses and risks, and in such amounts, as are customary for corporations engaged in a similar business and similarly situated and as otherwise may be required pursuant to the terms of any other contract or agreement.

        (f) Exempt Transaction. Subject to the accuracy of the Warrantholder's representations in Section 10 hereof, the issuance of the Preferred Stock upon exercise of this Warrant will constitute a transaction exempt from (i) the registration requirements of Section 5 of the 1933 Act, in reliance upon Section 4(2) thereof, and (ii) the qualification requirements of the applicable state securities laws.

        (g) Compliance with Rule 144. After completion of any initial public offering of the Company's stock, at the written request of the Warrantholder, who proposes to sell Preferred Stock issuable upon the exercise of the Warrant in compliance with Rule 144 promulgated by the Securities and Exchange Commission, the Company shall furnish to the Warrantholder, within ten days after receipt of such request, a written statement confirming the Company's compliance with the filing requirements of the Securities and Exchange Commission as set forth in such Rule, as such Rule may be amended from time to time.

10.     REPRESENTATIONS AND COVENANTS OF THE WARRANTHOLDER.

        This Warrant Agreement has been entered into by the Company in reliance upon the following representations and covenants of the Warrantholder:

        (a) Investment Purpose. This Warrant and the Preferred Stock issuable upon exercise of the Warrantholder's rights contained herein will be acquired for investment and not with a view to the sale or distribution of any part thereof, and the Warrantholder has no present intention of selling or engaging in any public distribution of the same except pursuant to a registration or exemption.

        (b) Private Issue. The Warrantholder understands (i) that the Preferred Stock issuable upon exercise of this Warrant is not registered under the 1933 Act or qualified under application late securities laws on the ground that the issuance contemplated by this Warrant Agreement will be exempt from the registration and qualifications requirements thereof, and (ii) that the Company's reliance on such exemption is predicated on the representations set forth in this Section 10.

        (c) Disposition of Warrantholder's Rights. In no event will the Warrantholder make a disposition of any of its rights to acquire Preferred Stock or Preferred Stock issuable upon exercise of such rights unless and until (i) it shall have notified the Company of the proposed disposition, and (ii) if requested by the Company, it shall have furnished the Company with an opinion of counsel (which counsel may either be inside or outside counsel to the Warrantholder) satisfactory to the Company and its counsel to the effect that
(A) appropriate action necessary for compliance with the 1933 Act has been taken, or (B) an exemption from the registration requirements of the 1933 Act is available. Notwithstanding the forgoing, the restrictions imposed upon the transferability of any of its rights to acquire Preferred Stock or Preferred Stock issuable on the exercise of such rights do not apply to transfers from the beneficial owner of any of the aforementioned securities to its nominee or from such nominee to its beneficial owner, and shall terminate as to any particular share of Preferred Stock when (1) such security shall have been effectively registered under the 1933 Act and sold by the holder thereof in accordance with such registration or (2) such security shall have been sold without registration in compliance with Rule 144 under the 1933 Act, or (3) a letter shall have been issued to the Warrantholder at its request by the staff of the Securities and Exchange Commission or a ruling shall have been issued to the Warrantholder at its request by such Commission stating that no action shall be recommended by such staff or taken by such Commission, as the case may be, if such security is transferred without registration under the 1933 Act in accordance with the conditions set forth in such letter or ruling and such letter or ruling specifies that no subsequent restrictions on transfer are required. Whenever the restrictions imposed hereunder shall terminate, as hereinabove provided, the Warrantholder or holder of a share of Preferred Stock then outstanding as to which such restrictions have terminated shall be entitled to receive from the Company, without expense to such holder, one or more new certificates for this Warrant or for such shares of Preferred Stock not bearing any restrictive legend.

        (d) Financial Risk. The Warrantholder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment, and has the ability to bear the economic risks of its investment.

        (e) Risk of No Registration. The Warrantholder understands that if the Company does not register with the Securities and Exchange Commission pursuant to Section 12 of the 1934 Act (the "1934 Act"), or file reports pursuant to Section 15(d), of the 1934 Act", or if a registration statement covering the securities under the 1933 Act is not in effect when it desires to sell (i) the rights to purchase Preferred Stock pursuant to this Warrant Agreement, or (ii) the Preferred Stock issuable upon exercise of the right to purchase, it may be required to hold such securities for an indefinite period. The Warrantholder also understands that any sale of its rights of the Warrantholder to purchase Preferred Stock or Preferred Stock which might be made by it in reliance upon Rule 144 under the 1933 Act may be made only in accordance with the terms and conditions of that Rule.

        (f) Accredited Investor. Warrantholder is an "accredited investor" within the meaning of the Securities and Exchange Rule 501 of Regulation D, as presently in effect.

11.     TRANSFERS.

        Subject to the terms and conditions contained in Section 10 hereof, this Warrant Agreement and all rights hereunder are transferable in whole or in part by the Warrantholder and any successor transferee, provided, however, in no event shall the number of transfers of the rights and interests in all of the Warrants exceed three (3) transfers. The transfer shall be recorded on the books of the Company upon receipt by the Company of a notice of transfer in the form attached hereto as Exhibit III (the "Transfer Notice"), at its principal offices and the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer.

12.     MISCELLANEOUS

        (a) Effective Date. The provisions of this Warrant Agreement shall be construed and shall be given effect in all respects as if it had been executed and delivered by the Company on the date hereof. This Warrant Agreement shall be binding upon any successors or assigns of the Company.

        (b) Attorney's Fees. In any litigation, arbitration or court proceeding between the Company and the Warrantholder relating hereto, the prevailing party shall be entitled to attorneys' fees and expenses and all costs of proceedings incurred in enforcing this Warrant Agreement.

        (c) Governing Law. This Warrant Agreement shall be governed by and construed for all purposes under and in accordance with the laws of the State of Illinois.

        (d) Counterparts. This Warrant Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        (e) Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, facsimile transmission (provided that the original is sent by personal delivery or mail as hereinafter set forth) or seven (7) days after deposit in the United States mail, by registered or certified mail, addressed (i) to the Warrantholder at 6111 North River Road, Rosemont, Illinois 60018, Attention: James Labe, Venture Group, cc: Legal Department, Attention: General Counsel, (and/or, if by facsimile, (847) 518-5465 and (847)518-5088) and (ii) to the Company at 3393
Octavius Drive, Suite 102, Santa Clara, CA 95054, Attention: James 0. Mitchell (and/or if by facsimile, (408) 988-7077 or at such other address as any such party may subsequently designate by written notice to the other party.

        (f) Remedies. In the event of any default hereunder, the non-defaulting party may proceed to protect and enforce its rights either by suit in equity and/or by action at law, including but not limited to an action for damages as a result of any such default, and/or an action for specific performance for any default where Warrantholder will not have an adequate remedy at law and where damages will not be readily ascertainable. The Company expressly agrees that it shall not oppose an application by the Warrantholder or any other person entitled to the benefit of this Agreement requiring specific performance of any or all provisions hereof or enjoining the Company from continuing to commit any such breach of this Agreement.

        (g) No Impairment of Rights. The Company will not, by amendment of its Charter or through any other means, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Warrantholder against impairment.

        (h) Survival. The representations, warranties, covenants and conditions of the respective parties contained herein or made pursuant to this Warrant Agreement shall survive the execution and delivery of this Warrant Agreement.

        (i) Amendments. Any provision of this Warrant Agreement may be amended by a written instrument signed by the Company and by the Warrantholder.

        (k) Additional Documents. The Company, upon execution of this Warrant Agreement, shall provide the Warrantholder with certified resolutions with respect to the representations, warranties and covenants set forth in subparagraphs (a) through (d) and (f) of Section 9 above. The Company shall also supply such other documents as the Warrantholder may from time to time reasonably request.

        IN WITNESS WHEREOF, the parties hereto have caused this Warrant Agreement to be executed by its officers thereunto duly authorized as of the Effective Date.

                                       Company:   FIRST VIRTUAL CORPORATION

                                       By: /s/ J.O. Mitchell

                                       Title: COO/CFO


                                       Warrantholder:  COMDISCO, INC.

                                       By: /s/ James P. Labe

                                       Title:  JAMES P. LABE, PRESIDENT
                                               COMDISCO VENTURES DIVISION

                                    EXHIBIT I

                               NOTICE OF EXERCISE

TO:________________________

(1) The undersigned Warrantholder hereby elects to purchase ____ shares of the Series D Preferred Stock of__________, pursuant to the terms of the Warrant Agreement dated the ____ day of __________ 19__ (the "Warrant Agreement") between_____ and the Warrantholder, and tenders herewith payment of the purchase price for such shares in full, together with all applicable transfer taxes, if any.

(2) In exercising its rights to purchase the Series D Preferred Stock of ____________, the undersigned hereby confirms and acknowledges the investment representations and warranties made in Section 10 of the Warrant Agreement.

(3) Please issue a certificate or certificates representing said shares of Series D Preferred Stock in the name of the undersigned or in such other name as is specified below.

-------------------------
(Name)

-------------------------
(Address)

Warrantholder: COMDISCO, INC.

By:____________________

Title:_________________

Date:__________________

                                   EXHIBIT II

                           ACKNOWLEDGMENT OF EXERCISE


        The undersigned ______________, hereby acknowledge receipt of the "Notice of Exercise" from Comdisco, Inc., to purchase ___ shares of the Series D Preferred Stock of __________ pursuant to the terms of the Warrant Agreement, and further acknowledges that ________ shares remain subject to purchase under the terms of the Warrant Agreement.


                                       Company:


                                       By:___________________

                                       Title:________________

                                       Date:_________________

                                   EXHIBIT III

                                 TRANSFER NOTICE


        (TO TRANSFER OR ASSIGN THE FOREGOING WARRANT AGREEMENT EXECUTE THIS FORM AND SUPPLY REQUIRED INFORMATION. DO NOT USE THIS FORM TO PURCHASE SHARES.)

        FOR VALUE RECEIVED, the foregoing Warrant Agreement and all rights evidenced thereby are hereby transferred and assigned to


---------------------------------------
(Please Print)

whose address is_________________________________________________________

_________________________________________________________________________


                      Dated:______________________________________


                      Holder's Signature:_________________________


                      Holder's Address:______________________________

                      _______________________________________________


Signature Guaranteed:_____________________________________


        NOTE: The signature to this Transfer Notice must correspond with the name as it appears on the face of the Warrant Agreement, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant Agreement.